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                      METLIFE INVESTORS INSURANCE COMPANY
                METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

               METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
                METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                        SUPPLEMENT DATED JULY 27, 2005
                      TO THE PROSPECTUS DATED MAY 1, 2005

This supplement provides information in addition to that contained in the Prospectus dated May 1, 2005 for the Class AA variable annuity contracts issued by MetLife Investors Insurance Company, MetLife Investors Insurance Company of California and First MetLife Investors Insurance Company. It should be read in its entirety and kept together with your Prospectus for future reference. If you need another copy of the Prospectus, write to us at 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901 or call us at (800) 343-8496 to request a free copy.

MFS(R) VARIABLE INSURANCE TRUST: MFS(R) INVESTORS TRUST SERIES (SERVICE CLASS)

Contract owners who purchased their contract prior to May 1, 2002 may allocate premium payments and request transfers to the MFS(R) Investors Trust Series (Service Class) of MFS(R) Variable Insurance Trust, and this Supplement contains information concerning this Series below. Contract owners who purchased their contract on or after May 1, 2002 may allocate premium payments and request transfers to the MFS(R) Investors Trust Portfolio (Class B) of Metropolitan Series Fund, Inc. Information concerning this Portfolio is contained in the Prospectus dated May 1, 2005.

The following is a summary of the fees and expenses of the MFS(R) Investors Trust Series (Service Class) investment portfolio. For more complete information on fees and expenses, please refer to the investment portfolio prospectus. For the year ended December 31, 2004, the expenses of the investment portfolio (as a percentage of its average daily net assets) are as follows:

                                                                                       NET
                                                                TOTAL   CONTRACTUAL   TOTAL
                                             12B-1/            ANNUAL     EXPENSE    ANNUAL
                                  MANAGEMENT SERVICE  OTHER   PORTFOLIO   SUBSIDY   PORTFOLIO
                                     FEES     FEES   EXPENSES EXPENSES  OR DEFERRAL EXPENSES
                                  ---------- ------- -------- --------- ----------- ---------
MFS(R) VARIABLE INSURANCE TRUST
   MFS(R) Investors Trust Series.    0.75%    0.25%    0.11%    1.11%      0.00%      1.11%

Net Total Annual Portfolio Expenses have not been restated to reflect expense reductions that certain investment portfolios achieved as a result of directed brokerage arrangements. The investment portfolio provided the information on its expenses, and we have not independently verified the information.

MFS(R) Variable Insurance Trust is a mutual fund with multiple portfolios. Massachusetts Financial Services Company is the investment adviser to the MFS(R) Investors Trust Series (Service Class). The MFS(R) Investors Trust Series (Service Class) seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

                                      1                       SUPP-AA VIT072705

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            PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS):
                       PIMCO VIT TOTAL RETURN PORTFOLIO

The first paragraph under "Discontinued Investment Portfolios" in Appendix A of the Prospectus is revised to replace item (d) with the following:

(d) PIMCO Variable Insurance Trust (Administrative Class): PIMCO VIT Total Return Portfolio (closed effective November 22, 2004).

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